Exhibit 10.3

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN

LETTER OF INVESTMENT INTENT

The undersigned hereby submits this Letter of Investment Intent in connection with the amendment and restatement of the Simple Interest Commercial Promissory Note issued by Cryoport Systems, Inc. to the undersigned (“Original Note”) as further described on the signature page hereof, the form of such amendment and restatement is attached hereto as Exhibit A (such amended and restated promissory note, the “Note”), and the issuance of a Warrant in the form attached hereto as Exhibit B for the purchase of a certain number of shares of Common Stock of Cryoport, Inc. (the “Company”) at an exercise price of $0.50 per share (the “Warrant”), upon the terms and conditions set forth below. The number of shares that will be issuable upon exercise of the Warrant will equal the outstanding principal balance of the Note. In addition, the Company shall issue the undersigned a warrant (“Fee Warrant”) to purchase _____ shares of Common Stock of the Company in the form attached hereto as Exhibit C to reimburse the undersigned for any fees or other expenses incurred in connection with this transaction. Collectively the Note, Warrant and the Fee Warrant are hereinafter referred to as the “Securities”.

By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

1.	Transaction.

(a)	Concurrently herewith, the undersigned agrees to amend and restate the Original Note and accept the Warrant and the Fee Warrant as consideration for accepting the Note.

(b)	THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN. THE ACQUISITION OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

2.	Representations. The undersigned acknowledges and represents as follows:

(a)	The undersigned has received, and is familiar with the Securities, and the publicly available filings by the Company with the Securities Exchange Commission (collectively the “Disclosure Documents”).

(b)	The undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of its investment in the Securities.

(c)	The undersigned believes it, either alone or with the assistance of its professional advisor, has such knowledge and experience in financial and business matters that it is capable of reading and interpreting the Disclosure Documents and evaluating the merits and risks of the prospective investment in the Securities and has the net worth to undertake such risks.

(d)	The undersigned has obtained, to the extent it deems necessary, professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of the investment in the Securities in light of its financial condition and investment needs.

(e)	The undersigned believes that the investment in the Securities is suitable for it based upon its investment objectives and financial needs, and the undersigned has adequate means for providing for its current financial needs and contingencies and has no need for liquidity of investment with respect to the Securities.

(f)	The undersigned understands that no public market for the Securities exists, or is likely to develop, and that it may not be possible to liquidate this investment readily, if at all, in the case of an emergency or for any other reason.

(g)	The undersigned recognizes that an investment in the Securities involves a high degree of risk.

(h)	The undersigned realizes that (1) the Securities and the shares into which they may be exchanged is a long-term investment, (2) the undersigned must bear the economic risk of investment for an indefinite period of time because the Securities and any such shares that may be issued upon exercise of the Warrant will not have been registered under the Securities Act of 1933 and, therefore, cannot be sold unless they are subsequently registered under said Act or an exemption from such registration is available and (3) the transferability of the Securities and such shares is restricted pending effectiveness of such a registration of qualification for an exemption.

(i)	The undersigned has been advised that the offering and issuance of Securities or shares of the Compnay’s common stock issuable on conversion or exercise thereof will not be registered under the Securities Act of 1933 or the relevant state securities laws but are being offered and issued pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on the undersigned’s representations as contained herein. The undersigned represents and warrants that the Securities are being acquired for the undersigned’s own account and for investment and without the intention of reselling or redistributing the same, that it has made no agreement with others regarding any of such Securities and that its financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future.

(j)	The undersigned represents and warrants that it is a bona fide resident of, and is domiciled in the state indicated on the signature page below under “Address”, and that the Securities are being acquired by it in its name solely for its own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

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(k)	The undersigned understands that the representations contained below are made for the purpose of qualifying it is an “accredited investor” as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act of 1933 and for the purpose of inducing a sale of securities to it. The undersigned hereby represents that the statement or statements initialled below are true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

(l)	The undersigned understands that certificates evidencing the Securities may bear the following or any similar legend (in addition to any other legends that may be required):

(i) “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(ii) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

(m)	The undersigned represents and warrants that it did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

(n)	Since the date on which undersigned first learned about the investment opportunity, the undersigned has not disclosed any information regarding such opportunity to any third parties (other than its affiliates and legal, accounting and other advisors who are bound by agreements or duties of confidentiality) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any short sales involving the Company’s securities). The undersigned agrees that it will not engage in any purchases or sales involving the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The undersigned agrees that it will not use any of the Securities acquired pursuant to this Letter of Investment Intent to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “short sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the 1934 Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

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(o)	The undersigned acknowledges that prior to acquiring the Securities, the undersigned has been provided with financial and other written information about the Company, including the Disclosure Documents. The undersigned has been given the opportunity by the Company to obtain such information and ask such questions concerning the Company, the Securities and the undersigned’s investment as the undersigned felt necessary, and to the extent the undersigned took such opportunity, the undersigned received satisfactory information and answers. If the undersigned requested any additional information which the Company possessed or could acquire without unreasonable effort or expense which was necessary to verify the accuracy of the financial and other written information furnished to the undersigned by the Company, such additional information was provided to the undersigned and was satisfactory.

3. Accredited Investor Status. The undersigned is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). The specific category or categories of “accredited investor” applicable to the undersigned are as follows:

(a)	Accredited individual investors must initial either or both of the following two statements:

_____ (1)	I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years or joint income with my spouse of more than $300,000 in each of such years and I reasonably expect to have an individual income in excess of such amounts for the current year.

_____ (2)	I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this questionnaire, “net worth” excludes the equity in my or our primary residence.

(b)	Accredited partnerships, corporations or other entities must initial one or more of the following statements, and must initial the last statement:

______ (1)	The undersigned hereby certifies that all of the beneficial equity owners of the undersigned qualify as accredited individual investors under items (a)(1) or (a)(2) above. (Those attempting to qualify under this item may be required to provide additional information beyond the equity owner of the entity.)

______ (2)	The undersigned is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

______ (3)	The undersigned is an insurance company as defined in Section 2(a)(13) of the Act.

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______ (4)	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act.

______ (5)	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, and the undersigned is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

______ (6)	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

______ (7)	This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

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The undersigned is amending and restating the following note:

Simple Interest Commercial Promissory Note issued on or about March 1, 2005, with an original principal amount of $__________.

Manner in which title to the Note, Warrants and Fee Warrants are to be held (please initial one):

_____ Individual	_____ Joint tenants with Right of Survivorship

_____ Community Property	_____ Tenants-in-Common

_____ Corporation	_____ Trust

_____ IRA	_____ Qualified Retirement Plans

_____ SEP/SIMPLE	_____ LLC

_____ Partnership	_____ Other

IN WITNESS WHEREOF, the undersigned has executed this Letter of Investment Intent this March 2, 2015 ________________________________ Name: _______________

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PLEASE PRINT BELOW THE REGISTRATION

INFORMATION OF EACH INDIVIDUAL OR ENTITY EXCHANGING

INDIVIDUAL and JOINT	ENTITY
(Please type or print name[s] exactly as it should appear on the Certificate)	(Please type or print name[s] exactly as it should appear on the Certificate)

Name(s) Typed or Printed	Name Typed or Printed

Daytime Phone	Business Phone

Email Address	Email Address

Address to Which Correspondence Should be Directed:	Address to Which Correspondence Should be Directed:

Name Person to Contact
Social Security Number

Entity’s Taxpayer Identification Number

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EXHIBIT A

NOTE

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EXHIBIT B

WARRANT

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EXHIIBIT C

FEE WARRANT

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